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                                                                EXHIBIT 10.6(a)

                             FIRST NOTE AMENDMENT

        THIS FIRST NOTE AMENDMENT (the "Amendment") is made and entered into as of the 30th day of September, 1994, by and between CRAGAR INDUSTRIES, INC., a Delaware corporation (the "Corporation"), and _________________ (the "holder").

                                   RECITALS

        A. The Corporation executed that certain Five-Year Fifteen (15) Percent Note Due in Five Installments on January 1 of 1994, 1995, 1996, 1997, and 1998 (the "Note") payable to the holder as of December 31, 1992.

        B. The Corporation and the holder desire to amend the Note in accordance with the terms and conditions set forth in this Amendment.

                                  AMENDMENT

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual obligations set forth in this Amendment, the Corporation and the holder hereby agree as follows:

        1. The first sentence of the first paragraph of the Note shall be revised to add the word "plus" before the word "interest."

        2. Section 7 of the Note shall be revised in its entirety to read as follows:

                Late Payment. In the event the Corporation does not pay the holder hereof any payment of principal within 150 days after the due date thereof, the interest rate from the due date until payment of principal hereunder shall be seventeen percent (17%), except to the extent otherwise required by creditors of the Corporation to whom the indebtedness evidenced hereby is subordinated. In the event the Corporation does not pay the holder hereof any payment of interest within 150 days after the due date thereof, such interest shall be automatically added to the remaining principal balance hereunder.

        3. The first sentence of Section 8 shall be revised by deleting the words "or interest."

        4. Exhibit "A" to the Note shall be amended from time to time after every conversion of unpaid interest to principal to take into account the additional interest and unpaid principal resulting therefrom.

        5. The parties hereto shall execute all further instruments and perform all acts which are or may become necessary to effectuate and carry out the matters contemplated by this Amendment.

        6.      This First Note Amendment may be executed in counterparts.

        IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the day and year first above written.

"holder"                                        CRAGAR INDUSTRIES, INC.

___________________
                                             BY:______________________________

                                             Its:_____________________________